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                        SUPPLEMENT DATED OCTOBER 1, 1997
                         TO PROSPECTUS DATED MAY 1, 1997


THE FOLLOWING INFORMATION PRECEDES THE SECOND FULL PARAGRAPH OF THE "DEATH BENEFIT BEFORE MATURITY DATE, DEATH OF ANNUITANT" SECTION OF YOUR PROSPECTUS.

Step-Up Rider. Contract Owner may elect the Step-up Rider, which provides a guaranteed minimum death benefit equal to the Contract Account Value as of the six year contract anniversary and is reset every six years to the Contract Account Value on the next six year contract anniversary, if greater. This reset continues until the six year contract anniversary on or before the annuitant's 85th birthday. Premiums paid between the six year contract anniversaries are also included in the death benefit proceeds. A reduction in the guaranteed minimum death benefit for any withdrawal will be based on the proportion of the withdrawal to the Contract Account Value. At no time will the death benefit proceeds be less than either the Contract Account Value on the date Providentmutual receives due proof of the Annuitant's death or the sum of premiums paid, less any withdrawals, including applicable Surrender Charges.

Rising Floor Rider. Contract Owner may elect the Rising Floor Rider, which provides a guaranteed minimum death benefit equal to the sum of premiums paid less reductions for withdrawals accumulating at 4 1/2% interest until the contract anniversary prior to the annuitant's 75th birthday. Thereafter, premiums are added and reductions for withdrawals are deducted from the guaranteed death benefit. A reduction in the guaranteed minimum death benefit for any withdrawal will be based on the proportion of the withdrawal to the Contract Account Value. At no time will the death benefit proceeds be less than the Contact Account Value.


                        SUPPLEMENT DATED NOVEMBER 1, 1997
                         TO PROSPECTUS DATED MAY 1, 1997


THE FOLLOWING INFORMATION FOLLOWS THE "WITHDRAWALS AND SURRENDER, SYSTEMATIC WITHDRAWALS" SECTION OF YOUR PROSPECTUS.

Charitable Remainder Trust Rider. Contract Owner may elect a Charitable Remainder Trust Rider, which combines an extended Maturity Date to the contract anniversary nearest the Annuitant's age 100, unless a lump sum payment of Cash Surrender Value is elected, with a replacement of the surrender charge/withdrawal provision for contracts issued in a Charitable Remainder Trust. A Charitable Remainder Trust allows for income to be distributed and for the payment of trustee fees and charges. The rider would only apply the appropriate surrender charge to withdrawals or surrenders during a contract year that exceed the greater of: (1) 10% of the Contract Account Value as of the beginning of the contract year; or (2) any amounts in excess of the total premiums paid. There will be no limit on the number of withdrawals occurring in any contract year.